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                                                                   EXHIBIT 10.89

                      AMENDED LOAN AND SECURITY AGREEMENT
                      -----------------------------------

This Agreement ("Amended Agreement"), effective January 2, 1997, ("Effective Date") is by and between NS Electronics Bangkok (1993) Ltd. ("NSEB") and Microelectronic Packaging, Inc., a U.S. Corporation having offices at 9350 Trade Place, San Diego, California 92126 ("MPI").

  WHEREAS, NSEB has previously loaned funds to MPI under a Loan and Security
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Agreement ("First Loan") which was evidenced by a Secured Promissory Note
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("First Note"), both dated May 30, 1995;

  WHEREAS, NSEB and MPI have mutually agreed to re-negotiate the terms and conditions of the aforementioned First Loan and First Note;

  WHEREAS, MPI agrees to pay interest on the loan, to permit some of MPI's trade receivables and equipment to stand as security for the loan and to permit NSEB to record its security interest and to pay back the loan principal and the interest according to a mutually agreeable schedule.

     THEREFORE, this Amended Loan and Security Agreement and related Second
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Secured Promissory Note of even date hereof, shall supersede the aforementioned
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Agreement and Note dated May 30, 1995, in their entirety.

  NOW THEREFORE, in consideration of the mutual promises, covenants, warranties and conditions set forth below, the parties agree as follows:

1.   OBLIGATION OF NSEB

     In consideration of the obligation of MPI set forth below, NSEB will accept a Second Secured Promissory Note dated January 2, 1997, in exchange for the cancellation of the First Note dated May 30, 1995. NSEB hereby expressly waives any breach of the covenants, terms and conditions of the First Loan and the First Note (which may include, but is not limited to, the failure to make principal and interest payments when due and the sale of substantially all of the assets of one of the Borrower's affiliates).

     The amount of the Second Secured Promissory Note will be US$1,250,000
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     (representing the unpaid principal balance of the First Note dated May 30,
     1995), and will be subject to interest, repayment terms and other conditions as set forth below.

     NSEB hereby expressly waives any breach of the covenants, terms and conditions of the original Loan and Security Agreement and the Secured
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     Promissory Note (which may include, but is not limited to, the failure to
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     make principal and interest payments when due and the sale of substantially all of the assets of one of the Borrower's affiliates).

2.   DETAILS OF THE LOAN

     The loaned mount shall be set forth in a promissory note to be executed by MPI and NSEB which promissory note shall be subject to the terms and conditions hereof. MPI shall pay interest of 18% on the loaned amount such interest to be calculated and payable on a
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     quarterly basis beginning on March 31, 1997. The principal of the loan
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     shall be paid back in sixteen (16) equal quarterly installments of
     US$78,125, commencing on March 31, 1998. MPI shall remit funds for payment
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     of interest and principal of loan to NSEB on the date and for the amount stated in the Quarterly Payment Schedule (Attachment A).

     MPI shall execute any papers necessary for NSEB to register, perfect under
     U. S. law and assert its lien on and security interest in the aforementioned collateral. MPI shall execute the Second Secured Promissory Note coincident with the execution of this Amended Agreement in the form attached.

3.   OBLIGATION OF MPI

     MPI agrees to repay the principal of the loan and interest thereon as set forth above.

     As security for the payment and performance of the above obligation, MPI hereby grants to NSEB a first priority security interest in all of Borrower's domestic equipment not subject to an existing lien (assets subject to preexisting liens consist of one (1) FEK Delvotec Rotary Head Bonder, Model 6319, one (1) MYDATA Automation, Inc. TP9-2U Pick and Place Machine, one (1) K & S Wire Bonder and one (1) Mega II Cleaner), as well as a security interest in all of the Company's domestic trade accounts receivable.

4.   DEFAULT

     If MPI breaches this Amended Agreement by failing to perform any duty or obligation set forth in Sections 1, 2 or 3, and if the breach is not cured to the satisfaction of NSEB within ninety (90) days after the receipt of written notice from NSEB of the occurrence of an event of default;

     a) The Second Secured Promissory Note shall then become due and the due date for the payment of unpaid principal and interest shall accelerate to the date which is ninety (90) days after such notice; and/or

     b) NSEB shall have the right to assert its lien in and to the collateral, including the rights to peacefully enter MPI's premises during normal working hours for the purpose of removal of such equipment and to subsequently productively use (or have used) such equipment for its benefit or to sell such equipment, any difference between the proceeds of such sale and amounts owed to NSEB by MPI to remain a continuing obligation of MPI.

5.   APPLICABLE LAW

     This agreement shall be interpreted according to the law of the republic of Thailand, the courts of which shall have jurisdiction over disputes involving this Agreement. If the law of the republic of Thailand prohibits loan interest in the amount set forth in Section 2, the amount shall be amended to be the maximum allowed by such law.
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6.   MISCELLANEOUS

      a) This is the entire Amended Agreement between the parties on the subject matter hereof. No oral, written or other agreements or understanding shall have any effect or shall amend or modify this Amended Agreement. Only a writing executed by the parties to be changed after the execution of this Amended Agreement shall be capable of amending this Amended Agreement.

      b) Written notice permitted or required by this Amended Agreement shall be sent to the persons listed below and shall be effective (i) when delivered, if delivered by hand or (ii) three (3) days after mailing, if mailed first class, postage prepaid.

      ON BEHALF OF NSEB                      ON BEHALF OF MPI

      Thakol Nunthirapakorn, Ph.D.           Denis J. Trafecanty
      N S Electronics Bangkok (1993) ltd.    Microelectronic Packaging, Inc.
      40/10 Sukhumvit 105                    9350 Trade Place
      Bangna, Prakanong, Bangkok 10260       San Diego, CA 92126
      Thailand                               U. S. A.

     c) both parties warrant that they are authorized to enter into this Amended Agreement and to perform the acts required hereby.

     d) MPI shall not assign its rights or delegate its duties hereunder without the express written permission of NSEB, such permission to be executed by the same person executing this Amended Agreement on behalf of NSEB or that person's successor.

     e) Any waiver, express or implied, by NSEB of any breach by MPI of any vision of this Amended Agreement shall not operate as a waiver of a later breach of same or another provision.

     f) The parties warrant that they will conform to all applicable laws and governmental provisions in performing this Amended Agreement, including the applicable rules and regulations of the United States Department of Commerce regarding exports.

     g) Should the value of the collateral as security for this loan to MPI become degraded or lessened, additional, mutually agreeable security shall be advanced by MPI and shall be subject to the same terms and conditions as set forth in Sections 2 and 4.
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        WHEREFORE, the parties have executed this Amended Agreement as set forth below.

NS ELECTRONICS BANGKOK (1993), LTD.    MICROELECTRONIC PACKAGING, INC.

By /s/ Thakol Nunthirapakorn, Ph.D.    By /s/ Denis J. Trafecanty
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  Thakol Nunthirapakorn, Ph.D.           Denis J. Trafecanty
  Chief Financial Officer                Chief Financial Officer

By /s/ Chavalit Prachyaporn            By
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  Chavalit Prachyaporn
  Director

Date  March 31, 1997                   Date  March 26, 1997
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